EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
CONSOLIDATED MERCANTILE INCORPORATED

We have read the prospectus of GENTERRA CAPITAL INC. (the “Company”) dated December 24, 2009 relating to the issue of the Company’s shares in the proposed amalgamation of Genterra Inc. and Consolidated Mercantile Incorporated, which is included in the Form-4 (Amendment No. 3), Registration Statement under the Securities Act of 1933.  We have complied with Canadian generally accepted standards for an auditor’s involvement with offering documents.

We consent to the use in the above-mentioned prospectus of our report to the shareholders of CONSOLIDATED MERCANTILE INCORPORATED on the consolidated balance sheets as at December 31, 2007 and 2006, and the consolidated statements of operations and other comprehensive income, shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2007. Our report is dated February 29, 2008, except as to Note 12 which is as of June 29, 2009.

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KRAFT BERGER LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Ontario
December 23, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
GENERRA INC.

We have read the prospectus of GENTERRA CAPITAL INC. (the “Company”) dated December 24, 2009 relating to the issue of the Company’s shares in the proposed amalgamation of Genterra Inc. and Consolidated Mercantile Incorporated, which is included in the Form-4 (Amendment No. 3), Registration Statement under the Securities Act of 1933.  We have complied with Canadian generally accepted standards for an auditor’s involvement with offering documents.

We consent to the use in the above-mentioned prospectus of our report to the shareholders of GENTERRA INC. on the consolidated balance sheets as at September 30, 2007 and 2006, and the consolidated statements of operations and other comprehensive income, shareholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2007. Our report is dated December 14, 2007.

KRAFT BERGER LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Ontario
December 23, 2009

CONSENT OF KRAFT BERGER LLP, CHARTERED ACCOUNTANTS

To the Board of Directors of
GENTERRA INC. AND CONSOLIDATED MERCANTILE INCORPORATED
We have read the prospectus of GENTERRA CAPITAL INC. (the “Company”) dated December 23, 2009 relating to the issue of the Company’s shares in the proposed amalgamation of Genterra Inc. and Consolidated Mercantile Incorporated, which is included in the Form-4 (Amendment No. 3), Registration Statement under the Securities Act of 1933.

We consent to the use in the above-mentioned prospectus of our Tax Opinion Report, which is dated October 9, 2009.

KRAFT BERGER LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Ontario
December 23, 2009